Supplement dated May 2, 2024
to the following statutory prospectus(es):
Monument Advisor and Monument Advisor Select dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At a meeting held on March 25-28, 2024, the Board of Trustees of the John Hancock Variable Insurance Trust approved the following with respect to the John Hancock Variable Insurance Trust – Emerging Markets Value Trust (the "Fund"), effective on or about May 29, 2024 (the "Effective Date"): (i) changes to the Fund’s sub-advisory arrangements such that Boston Partners Global Investors, Inc. will be the sole subadvisor to the Fund, (ii) a reduction in the Fund’s management fee schedule, and (iii) a change to the Fund’s name.
Accordingly, as of the Effective Date the statutory prospectus is amended as follows:
1. The following underlying mutual fund is offered as an investment option under the contract. The name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series NAV	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series NAV
2. Appendix A: More Information About the Investment Portfolios is amended and restated as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee[1]	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Equity	John Hancock Variable Insurance Trust - Disciplined Value Emerging Markets Equity Trust: Series NAV (formerly, John Hancock Variable Insurance Trust - Emerging Markets Value Trust: Series NAV) Investment Advisor: John Hancock Variable Trust Advisers LLC Sub-Advisor: Boston Partners Global Investors, Inc.	0.98%*	0.10%	1.08%	15.15%	5.42%	3.06%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
PROS-0854